Exhibit 99.1

MODEL N ANNOUNCES THIRD QUARTER OF

FISCAL YEAR 2017 FINANCIAL RESULTS

Redwood City, CA – Model N, Inc., (NYSE: MODN), the leading provider of cloud-based Revenue Management solutions to life science, technology and manufacturing companies, today announced financial results for the third quarter, which ended June 30, 2017.

“Model N exceeded guidance for both revenue and profitability in the third quarter of fiscal year 2017, delivering the highest revenue and percentage of SaaS and maintenance revenues in the company’s history. We are very pleased with our results through the third quarter, and we believe that we are well-positioned to deliver strong results for the full fiscal year 2017, in particular positive adjusted-EBITDA in the fourth quarter,” said Zack Rinat, Founder, Executive Chairman and Chief Executive Officer of Model N. “The integration with Revitas went well, and we are pleased to announce the immediate availability of our second combined seasonal release.  Revenue Cloud Summer release for Pharma, MedTech, and High Tech provides all customers of the combined company with world-class revenue cloud solutions delivered as Revenue Management as a Service (RMaaS).”

Third Quarter 2017 Financial Highlights:

•

Total Revenues: Total revenues were $34.2 million after the $1.7 million deferred revenue adjustment related to the purchase accounting for the Revitas acquisition, compared to $27.9 million for the third quarter of fiscal 2016.

•

Gross Profit: Gross profit was $18.5 million, compared to $14.1 million for the third quarter of fiscal 2016.  Gross margins were 54%, compared to 50% for the third quarter of fiscal 2016.  Non-GAAP gross profit was $21.4 million, compared to $14.9 million for the third quarter of fiscal 2016. Non-GAAP gross margins were 60%, compared to 53% for the third quarter of fiscal 2016.

•

Loss from operations: GAAP loss from operations was $(8.8) million, compared to a loss from operations of $(8.5) million for the third quarter of fiscal 2016.  Non-GAAP loss from operations was $(2.4) million, compared to a Non-GAAP loss from operations of $(4.3) million for the third quarter of fiscal 2016.

•

Net loss: GAAP net loss was $(10.4) million, compared to net loss of $(8.6) million for the third quarter of fiscal 2016. GAAP diluted net loss per share attributed to common stockholders was $(0.36) based upon weighted average shares outstanding of 28.9 million, as compared to net loss per share of $(0.31) for the third quarter of fiscal 2016 based upon weighted average shares outstanding of 27.6 million.

•

Non-GAAP net loss: Non-GAAP net loss was $(4.1) million, as compared to Non-GAAP net loss of $(4.4) million for the third quarter of fiscal 2016. Non-GAAP net loss per share was $(0.14) based upon weighted average shares outstanding of 28.9 million, as compared to Non-GAAP net loss per share of $(0.16) for the third quarter of fiscal 2016 based upon weighted average shares outstanding of 27.6 million.

•	Adjusted EBITDA: Adjusted EBITDA was $(1.5) million, compared to $(3.2) million for the third quarter of fiscal 2016.

Use of Non-GAAP Financial Measures

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial tables included in this press release.

Guidance:

As of August 8, 2017, we are providing guidance for the fourth quarter of fiscal 2017 and the full fiscal year ending September 30, 2017.

(in $ millions, except per share outlook)	Fourth Quarter Fiscal 2017	Full Year Fiscal 2017
GAAP Revenue after deferred revenue adjustment	34.6 – 35.1	130.2 – 130.7
Non-GAAP loss from operations	(1.0) – (0.5)	(13.0) – (12.5)
Non-GAAP net loss per share	(0.09) – (0.08)	(0.63) – (0.62)
Ending cash balance		50 – 52

Quarterly Results Conference Call

Model N will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the company’s financial results for the third quarter, which ended June 30, 2017. To access the call, please dial (877) 407-4018 in the U.S. or (201) 689-8471 internationally. A live webcast of the conference will be accessible from Model N’s website at: http://investor.modeln.com. Following the completion of the call, a recording will be available for one year for replay at: http://investor.modeln.com and a telephone replay will be available through 11:59 p.m. ET on August 15, 2017 by dialing (844) 512-2921 in the U.S. or (412) 317-6671 internationally with recording access code 13665675.

About Model N

Model N is the leader in revenue management solutions. Driving mission critical business processes such as configure, price and quote (CPQ), contract and rebate management, business intelligence, and regulatory compliance, Model N solutions transform the revenue lifecycle from a series of disjointed operations into a strategic end-to-end process. With deep industry expertise, Model N supports the complex business needs of the world’s leading brands in life sciences, technology and manufacturing across more than 120 countries, including Johnson & Johnson, AstraZeneca, Boston Scientific, Novartis, Microchip Technology and Fairchild. For more information, visit www.modeln.com

Model N® is the registered trademark of Model N, Inc. Any other company names mentioned are the property of their respective owners and are mentioned for identification purposes only.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Model N’s fourth quarter and full year fiscal year 2017 revenue and other financial results as well as outlook for fiscal year 2017 and future prospects. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) delays in closing customer contracts; (ii) our ability to improve and sustain our sales execution; (iii) the timing of new orders and the associated revenue recognition; (iv) adverse changes in general economic or market conditions; (v) delays or reductions in information technology spending and resulting variability in customer orders from quarter to quarter; (vi) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by our competitors; (vii) our ability to manage our growth effectively; and (viii) acceptance of our applications and services by customers; (ix) success of new products; (x) the risk that the strategic initiatives that we may pursue will not result in significant future revenues; (xi) changes in health care regulation and policy and tax in the United States and worldwide; and (xii) our ability to retain customers. Further information on risks that could affect Model N’s results is included in our filings with the Securities and Exchange Commission (“SEC”), including our most recent quarterly report on Form 10-Q and our annual report on Form 10-K for the fiscal year ended September 30, 2016, and any current reports on Form 8-K that we may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Model N assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Non-GAAP Financial Measures

We have provided in this release financial information that has not been prepared in accordance with accounting standards generally accepted in the United States of America (“GAAP”). We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures below. A reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

Our reported results include certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP loss from operations, non-GAAP net loss, non-GAAP net (loss) income per share, and adjusted EBITDA. Non-GAAP gross profit excludes stock-based compensation expense, acquisition & integration related expenses, deferred revenue adjustment and amortization of intangible assets. Non-GAAP loss from operations and non-GAAP net loss exclude stock-based compensation expense, amortization of intangible assets, certain legal expenses, and acquisition & integration related expenses, deferred revenue adjustment and valuation allowance resulting from Revitas acquisition as they are often excluded by other companies to help investors understand the operational performance of their business and, in the case of stock-based compensation, can be difficult to predict and therefore we have not provided a reconciliation of forecasted Non-GAAP results with GAAP. In addition, stock-based compensation expense varies from period to period and company to company due to such things as differing valuation methodologies and changes in stock price.  Adjusted EBITDA is defined as net loss, adjusted depreciation and amortization, stock-based compensation expense, certain legal expenses, acquisition & integration related expenses, deferred revenue adjustment, interest (income) expense, net, and other (income) expenses, net, and provision (benefit) for income taxes.  Reconciliation tables are provided in this press release.

Investor Relations Contact:

ICR for Model N
Staci Mortenson, 650-610-4998

investorrelations@modeln.com

Media Contact:

pr@modeln.com

Model N Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	As of	As of
	June 30,	September 30,
	2017	2016
Assets
Current assets:
Cash and cash equivalents	$51,831	$66,149
Accounts receivable, net	33,715	19,925
Deferred cost of implementation services, current portion	679	1,630
Prepaid expenses	3,223	4,845
Other current assets	534	283
Total current assets	89,982	92,832
Property and equipment, net	5,531	6,141
Goodwill	39,283	6,939
Intangible assets, net	41,573	5,684
Other assets	857	1,371
Total assets	$177,226	$112,967
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$3,729	$3,334
Accrued employee compensation	13,874	8,349
Accrued liabilities	3,890	3,707
Deferred revenue, current portion	51,966	28,854
Total current liabilities	73,459	44,244
Long-term liabilities:
Deferred revenue, net of current portion	550	1,924
Long term debt	57,025	—
Other long-term liabilities	1,025	597
Total long-term liabilities	58,600	2,521
Total liabilities	132,059	46,765
Stockholders' equity:
Common Stock	4	4
Preferred Stock	—	—
Additional paid-in capital	211,899	202,506
Accumulated other comprehensive loss	(465)	(562)
Accumulated deficit	(166,271)	(135,746)
Total stockholders' equity	45,167	66,202
Total liabilities and stockholders' equity	$177,226	$112,967

Model N Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three months ended June 30,		Nine months ended June 30,
	2017	2016	2017	2016
Revenues:
License and implementation	$5,714	$5,119	$17,137	$14,504
SaaS and maintenance	28,530	22,798	78,427	63,959
Total revenues	34,244	27,917	95,564	78,463
Cost of Revenues:
License and implementation	3,333	3,521	11,106	10,539
SaaS and maintenance	12,439	10,330	34,527	29,580
Total cost of revenues	15,772	13,851	45,633	40,119
Gross profit	18,472	14,066	49,931	38,344
Operating Expenses:
Research and development	8,393	6,190	23,302	17,649
Sales and marketing	10,739	7,982	31,081	23,996
General and administrative	8,096	8,409	26,949	21,773
Total operating expenses	27,228	22,581	81,332	63,418
Loss from operations	(8,756)	(8,515)	(31,401)	(25,074)
Interest (income) expense, net	1,442	(14)	2,789	(28)
Other (income) expenses, net	3	(22)	77	23
Loss before income taxes	(10,201)	(8,479)	(34,267)	(25,069)
Provision for (benefit from) income taxes	234	167	(3,742)	286
Net loss	$(10,435)	$(8,646)	$(30,525)	$(25,355)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.36)	$(0.31)	(1.07)	$(0.93)
Weighted average number of shares used in computing net loss per share attributable to common stockholders:
Basic and diluted	28,936	27,573	28,464	27,211

Model N Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Nine Months Ended June 30,
	2017	2016
Cash Flows From Operating Activities:
Net loss	$(30,525)	$(25,355)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	5,866	4,402
Stock-based compensation	6,935	8,787
Amortization of debt discount and issuance cost	502	—
Deferred income taxes	(4,019)	65
Other non-cash charges	239	—
Changes in assets and liabilities, net of acquisition:
Accounts receivable	(7,561)	(2,587)
Prepaid expenses and other assets	2,592	(996)
Deferred cost of implementation services	1,289	(914)
Accounts payable	(854)	517
Accrued employee compensation	1,482	(638)
Other accrued and long-term liabilities	(1,085)	1,862
Deferred revenue	8,875	7,087
Net cash used in operating activities	(16,264)	(7,770)
Cash Flows From Investing Activities:
Purchases of property and equipment, net	(290)	(1,629)
Acquisition of businesses, net of cash acquired	(47,773)	(12,615)
Capitalization of software development costs	(335)	(880)
Net cash used in investing activities	(48,398)	(15,124)
Cash Flows From Financing Activities:
Proceeds from exercise of stock options and employee stock purchase plan	2,457	2,035
Proceeds from term loan	48,686	—
Debt issuance costs	(806)	—
Net cash provided by financing activities	50,337	2,035
Effect of exchange rate changes on cash and cash equivalents	7	(35)
Net decrease in cash and cash equivalents	(14,318)	(20,894)
Cash and cash equivalents
Beginning of period	66,149	91,019
End of period	$51,831	$70,125

Model N Inc.
Reconciliation of GAAP to Non-GAAP Operating Results
(in thousands, except per share amounts)
(unaudited)

	Three months ended June 30,		Nine months ended June 30,
	2017	2016	2017	2016
Reconciliation from GAAP net loss to adjusted EBITDA:
GAAP net loss:	$(10,435)	$(8,646)	$(30,525)	$(25,355)
Reversal of non-GAAP items:
Stock-based compensation expense	2,487	3,629	6,935	8,787
Depreciation and amortization	2,373	1,546	5,866	4,402
Deferred revenue adjustment	1,710	—	3,810	—
Acquisition and integration related costs	711	190	5,476	737
Legal expenses	—	—	—	305
Interest (income) expense, net	1,442	(14)	2,789	(28)
Other (income) expenses, net	3	(22)	77	23
Provision (benefit) for income taxes	234	167	(3,742)	286
Adjusted EBITDA	$(1,475)	$(3,150)	$(9,314)	$(10,843)

	Three months ended June 30,		Nine months ended June 30,
	2017	2016	2017	2016
Reconciliation from GAAP revenue to revenue before deferred revenue adjustment:
GAAP revenue:	$34,244	$27,917	$95,564	$78,463
Deferred revenue adjustment (e)	1,710	—	3,810	—
Revenue before deferred revenue adjustment	$35,954	$27,917	$99,374	$78,463

	Three months ended June 30,		Nine months ended June 30,
	2017	2016	2017	2016
Reconciliation from GAAP gross profit to non-GAAP gross profit:
GAAP gross profit:	$18,472	$14,066	$49,931	$38,344
Reversal of non-GAAP expenses:
Stock-based compensation (a)	586	500	1,482	1,405
Amortization of intangible assets (b)	476	255	1,218	700
Acquisition and integration related expenses (d)	196	68	419	182
Deferred revenue adjustment (e)	1,710	—	3,810	—
Non-GAAP gross profit	$21,440	$14,889	$56,860	$40,631
Percentage of revenue before deferred revenue adjustment	59.6%	53.3%	57.2%	51.8%

	Three months ended June 30,		Nine months ended June 30,
	2017	2016	2017	2016
Reconciliation from GAAP loss from operations to non-GAAP loss from operations:
GAAP net loss from operations:	$(8,756)	$(8,515)	$(31,401)	$(25,074)
Reversal of non-GAAP expenses:
Stock-based compensation (a)	2,487	3,629	6,935	8,787
Amortization of intangible assets (b)	1,418	382	3,211	1,040
Legal expenses (c)	—	—	—	305
Acquisition and integration related expenses (d)	711	190	5,476	527
Deferred revenue adjustment (e)	1,710	—	3,810	—
Non-GAAP loss from operations	$(2,430)	$(4,314)	$(11,969)	$(14,415)

	Three months ended June 30,		Nine months ended June 30,
	2017	2016	2017	2016
Numerator:
Reconciliation between GAAP and non-GAAP net loss:
GAAP net loss:	$(10,435)	$(8,646)	$(30,525)	$(25,355)

Reversal of non-GAAP expenses:
Stock-based compensation (a)	2,487	3,629	6,935	8,787
Amortization of intangible assets (b)	1,418	382	3,211	1,040
Legal expenses (c)	—	—	—	305
Acquisition and integration related expenses (d)	711	190	5,476	737
Deferred revenue adjustment (e)	1,710	—	3,810	—
Deferred tax valuation allowances (f)	—	—	(4,165)	—
Non-GAAP net loss attributable to Model N Inc. common stockholders	$(4,109)	$(4,445)	$(15,258)	$(14,486)
Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing diluted net loss per share attributable to Model N Inc. common stockholders:
Weighted average number of shares used in computing GAAP and non-GAAP diluted net loss per share	28,936	27,573	28,464	27,211
GAAP diluted net loss per share attributable to Model N Inc. common stockholders	$(0.36)	$(0.31)	$(1.07)	$(0.93)
Non-GAAP diluted net loss per share attributable to Model N Inc. common stockholders	(0.14)	(0.16)	(0.54)	(0.53)

	Three months ended June 30,		Nine months ended June 30,
	2017	2016	2017	2016
Amortization of intangibles assets recorded in the statement of operations:
Cost of revenues:
License and implementation	$—	$—	$—	$—
SaaS and maintenance	476	255	1,218	700
Total amortization of intangibles assets in cost of revenue (b)	476	255	1,218	700
Operating expenses:
Research and development	—	—	—	—
Sales and marketing	942	127	1,993	340
General and administrative	—	—	—	—
Total amortization of intangibles assets in operating expense (b)	942	127	1,993	340
Total amortization of intangibles assets (b)	$1,418	$382	$3,211	$1,040

Use of Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements presented on a GAAP basis, Model N uses non-GAAP measures of adjusted EBITDA, gross profit, loss from operations, net loss, weighted average shares outstanding and net loss per share, which are adjusted to exclude certain legal expenses, Channel Insight and Revitas acquisition related costs, deferred revenue adjustment and valuation allowance resulting from Revitas acquisition, stock-based compensation expense, amortization of intangible assets and includes dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Model N’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

While a large component of our expenses incurred in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods:

(a) Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. Stock-based compensation is a non-cash item. We believe that the exclusion of stock-based compensation expense provides for a better comparison of our operating results to prior periods and to our peer companies.

(b) Amortization of intangible assets resulted principally from acquisitions. Intangible asset amortization is a non-cash item. As such, we believe exclusion of these expenses provides for a better comparison of our operation results to prior periods and to our peer companies.

(c) Legal expense is for the securities class action lawsuits filed in September 2014 and January 2015. We believe that the exclusion of these legal expenses provides for a better comparison of our operation results to prior periods and to our peer companies.

(d) In October 2015 we acquired Channel Insight and In January 2017 we acquired Revitas, as part of the acquisition we incurred certain non-recurring integration costs. We believe that exclusion of these acquisition related adjustments and costs provides for a better comparison of our operation results to prior periods and to our peer companies.

(e) Represents deferred revenue adjustment resulting from purchase price accounting that is related to the Revitas acquisition and is a non-cash item. As such, we believe exclusion of these expenses provides for a better comparison of our operation results to prior periods and to our peer companies.

(f) Represents a discrete tax benefit recorded as a result of a partial release of valuation allowance resulting from the acquisition of Revitas. Deferred tax valuation allowance is a non-cash item. As such, we believe exclusion of this item provides for a better comparison of our operation results to prior periods.